EXHIBIT 99.6


                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Current Balance                                  Loans       Balance     Balance
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                            52    $4,308,757        5.18
$100,000.01 - $150,000.00                          106    13,044,102       15.68
$150,000.01 - $200,000.00                           85    14,734,782       17.71
$200,000.01 - $250,000.00                           51    11,324,194       13.61
$250,000.01 - $300,000.00                           39    10,690,939       12.85
$300,000.01 - $350,000.00                           17     5,477,915        6.58
$350,000.01 - $400,000.00                           15     5,632,221        6.77
$400,000.01 - $450,000.00                            6     2,554,970        3.07
$450,000.01 - $500,000.00                            7     3,341,850        4.02
$500,000.01 - $550,000.00                            5     2,658,575        3.19
$550,000.01 - $600,000.00                            2     1,148,000        1.38
$600,000.01 - $650,000.00                            4     2,495,600        3.00
$700,000.01 - $750,000.00                            4     2,914,000        3.50
$800,000.01 - $850,000.00                            1       826,000        0.99
$850,000.01 - $900,000.00                            1       861,000        1.03
$1,150,000.01 - $1,200,000.00                        1     1,200,000        1.44
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: $52,200.00
Maximum: $1,200,000.00
Average: $210,133.60
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Current Gross Rate                               Loans       Balance     Balance
--------------------------------------------------------------------------------
3.251% - 3.500%                                      1      $116,282        0.14
4.001% - 4.250%                                      4       805,357        0.97
4.251% - 4.500%                                      3       595,300        0.72
4.501% - 4.750%                                     14     2,767,452        3.33
4.751% - 5.000%                                     18     3,852,866        4.63
5.001% - 5.250%                                     29     5,447,076        6.55
5.251% - 5.500%                                     48     9,111,468       10.95
5.501% - 5.750%                                     43    10,727,620       12.89
5.751% - 6.000%                                     51    11,095,221       13.33
6.001% - 6.250%                                     41     8,759,179       10.53
6.251% - 6.500%                                     35     7,411,578        8.91
6.501% - 6.750%                                     41     9,286,866       11.16
6.751% - 7.000%                                     30     5,907,993        7.10
7.001% - 7.250%                                     18     3,657,920        4.40
7.251% - 7.500%                                     16     3,303,215        3.97
7.501% - 7.750%                                      4       367,512        0.44
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 3.450%
Maximum: 7.750%
Weighted Average: 6.026%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Net Rate                                         Loans       Balance     Balance
--------------------------------------------------------------------------------
3.001% - 3.250%                                      1      $116,282        0.14
3.501% - 3.750%                                      1       160,619        0.19
3.751% - 4.000%                                      3       644,738        0.77
4.001% - 4.250%                                      8     1,773,808        2.13
4.251% - 4.500%                                     22     3,980,230        4.78
4.501% - 4.750%                                     19     3,796,680        4.56
4.751% - 5.000%                                     40     8,056,303        9.68
5.001% - 5.250%                                     45    10,524,388       12.65
5.251% - 5.500%                                     52    11,635,411       13.98
5.501% - 5.750%                                     43     8,508,876       10.23
5.751% - 6.000%                                     39     8,171,178        9.82
6.001% - 6.250%                                     32     6,947,779        8.35
6.251% - 6.500%                                     37     8,539,628       10.26
6.501% - 6.750%                                     24     5,035,678        6.05
6.751% - 7.000%                                     20     3,863,026        4.64
7.001% - 7.250%                                      8     1,247,532        1.50
7.251% - 7.500%                                      2       210,750        0.25
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 3.075%
Maximum: 7.375%
Weighted Average: 5.651%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Index                                            Loans       Balance     Balance
--------------------------------------------------------------------------------
1 Year CMT                                           1      $187,200        0.22
1 Year Libor                                         7     1,805,814        2.17
6 Month Libor                                      388    81,219,893       97.60
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Months to Roll                                   Loans       Balance     Balance
--------------------------------------------------------------------------------
1 - 6                                                5      $808,189        0.97
7 - 12                                               1       300,100        0.36
13 - 18                                              8     1,476,742        1.77
19 - 24                                            382    80,627,875       96.89
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 4
Maximum: 23
Weighted Average: 22
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Gross Margin                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
2.001% - 2.250%                                     30    $9,762,794       11.73
2.251% - 2.500%                                    309    57,931,112       69.62
2.501% - 2.750%                                      2       285,955        0.34
2.751% - 3.000%                                      3       643,110        0.77
3.001% - 3.250%                                     27     8,161,355        9.81
3.251% - 3.500%                                     18     4,851,274        5.83
3.751% - 4.000%                                      4       966,462        1.16
4.751% - 5.000%                                      2       267,107        0.32
5.251% - 5.500%                                      1       343,738        0.41
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 5.500%
Weighted Average: 2.557%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
First Rate Cap                                   Loans       Balance     Balance
--------------------------------------------------------------------------------
2.000%                                               5      $884,714        1.06
3.000%                                             371    76,916,503       92.43
3.005%                                               1       343,738        0.41
5.000%                                               1       187,200        0.22
6.000%                                              18     4,880,751        5.87
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 3.170%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Periodic Rate Cap                                Loans       Balance     Balance
--------------------------------------------------------------------------------
1.000%                                             388   $81,219,893       97.60
2.000%                                               7     1,692,914        2.03
6.000%                                               1       300,100        0.36
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.038%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Maximum Rate                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
9.251% - 9.500%                                      2      $303,482        0.36
10.001% - 10.250%                                    4       805,357        0.97
10.251% - 10.500%                                    3       563,644        0.68
10.501% - 10.750%                                   15     3,191,202        3.83
10.751% - 11.000%                                   18     3,852,866        4.63
11.001% - 11.250%                                   29     5,447,076        6.55
11.251% - 11.500%                                   46     8,655,824       10.40
11.501% - 11.750%                                   43    10,597,167       12.74
11.751% - 12.000%                                   52    11,395,321       13.69
12.001% - 12.250%                                   42     9,178,843       11.03
12.251% - 12.500%                                   35     7,411,578        8.91
12.501% - 12.750%                                   40     8,993,569       10.81
12.751% - 13.000%                                   30     5,907,993        7.10
13.001% - 13.250%                                   17     3,238,256        3.89
13.251% - 13.500%                                   16     3,303,215        3.97
13.501% - 13.750%                                    4       367,512        0.44
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 9.450%
Maximum: 13.750%
Weighted Average: 12.010%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G2
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
FICO Scores                                      Loans       Balance     Balance
--------------------------------------------------------------------------------
Not Available 0                                      7    $1,467,555        1.76
601 - 620                                            1       246,907        0.30
621 - 640                                           22     6,013,924        7.23
641 - 660                                           90    19,113,037       22.97
661 - 680                                           79    17,844,749       21.44
681 - 700                                           65    12,708,528       15.27
701 - 720                                           52     9,822,052       11.80
721 - 740                                           30     6,419,282        7.71
741 - 760                                           17     2,917,618        3.51
761 - 780                                           19     4,097,592        4.92
781 - 800                                           10     1,371,140        1.65
801 - 820                                            4     1,190,521        1.43
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 815
Weighted Average: 687
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Original Loan To Value Ratio                     Loans       Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                            5      $701,039        0.84
50.01% - 55.00%                                      1       212,000        0.25
55.01% - 60.00%                                      5     1,710,386        2.06
60.01% - 65.00%                                      8     2,661,950        3.20
65.01% - 70.00%                                     11     2,549,332        3.06
70.01% - 75.00%                                     20     6,175,052        7.42
75.01% - 80.00%                                    312    62,050,927       74.57
80.01% - 85.00%                                      9     1,662,589        2.00
85.01% - 90.00%                                     15     3,746,794        4.50
90.01% - 95.00%                                      9     1,534,099        1.84
95.01% - 100.00%                                     1       208,737        0.25
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 39.77
Maximum: 95.76
Weighted Average: 78.58
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G2
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Combined Loan To Value Ratio                     Loans       Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                            4      $513,739        0.62
50.01% - 55.00%                                      1       212,000        0.25
55.01% - 60.00%                                      5     1,710,386        2.06
60.01% - 65.00%                                      7     2,350,380        2.82
65.01% - 70.00%                                      6     1,280,932        1.54
70.01% - 75.00%                                     14     4,552,190        5.47
75.01% - 80.00%                                     48     9,862,337       11.85
80.01% - 85.00%                                     10     1,736,827        2.09
85.01% - 90.00%                                     40    10,004,771       12.02
90.01% - 95.00%                                     44     8,752,566       10.52
95.01% - 100.00%                                   217    42,236,777       50.76
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 40.07
Maximum: 100.00
Weighted Average: 91.17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Amortization                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                      283   $61,170,754       73.51
Fully Amortizing                                   113    22,042,152       26.49
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Top 5 States                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
California                                          56   $17,837,718       21.44
Georgia                                             54     9,444,227       11.35
Florida                                             49     8,922,584       10.72
Ohio                                                31     5,026,935        6.04
Colorado                                            27     4,982,259        5.99
Other                                              179    36,999,183       44.46
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Prepay Original Term                             Loans       Balance     Balance
--------------------------------------------------------------------------------
0                                                  179   $38,204,731       45.91
6                                                    2       782,566        0.94
12                                                   5     1,314,213        1.58
24                                                  47    13,686,104       16.45
36                                                 158    28,555,870       34.32
60                                                   5       669,422        0.80
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G2
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Document Type                                    Loans       Balance     Balance
--------------------------------------------------------------------------------
Alternate                                            1      $198,750        0.24
Full                                                55    10,684,416       12.84
No Doc                                              59    11,104,994       13.35
No Ratio                                            32     8,391,041       10.08
Reduced                                            159    35,070,315       42.15
Stated Doc                                          90    17,763,391       21.35
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Loan Purpose                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
Purchase                                           278   $55,767,188       67.02
Cash Out Refinance                                  75    20,478,444       24.61
Rate/Term Refinance                                 43     6,967,274        8.37
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Owner Occupancy Status                           Loans       Balance     Balance
--------------------------------------------------------------------------------
Investor                                            33    $6,011,031        7.22
Primary                                            332    71,946,140       86.46
Secondary                                           31     5,255,735        6.32
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Property Type                                    Loans       Balance     Balance
--------------------------------------------------------------------------------
Condominium                                         26    $4,221,029        5.07
PUD                                                 86    19,378,565       23.29
Single Family                                      263    54,142,417       65.06
Two- to Four Family                                 21     5,470,895        6.57
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Stated Remaining Term to Maturity                Loans       Balance     Balance
--------------------------------------------------------------------------------
351                                                  2      $359,562        0.43
352                                                  1       116,282        0.14
353                                                  3       446,573        0.54
354                                                  7     1,362,514        1.64
355                                                  2       645,616        0.78
356                                                  1       101,350        0.12
357                                                 10     2,666,279        3.20
358                                                125    26,573,171       31.93
359                                                245    50,941,559       61.22
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------
Minimum: 351
Maximum: 359
Weighted Average: 358
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G2
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Servicer                                         Loans       Balance     Balance
--------------------------------------------------------------------------------
GMAC Mortgage                                      391   $82,366,350       98.98
Wells Fargo                                          5       846,557        1.02
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Originator                                       Loans       Balance     Balance
--------------------------------------------------------------------------------
American Gold Mortgage Corp.                         1      $208,737        0.25
Family Lending                                       1       423,750        0.51
Greenlight                                           1       270,623        0.33
Homestar                                           311    58,681,512       70.52
Loan Center Of California Inc                       17     4,580,651        5.50
Mortgage IT                                          3       504,708        0.61
Mortgage Store                                       2       267,107        0.32
UBS Conduit                                         55    17,429,262       20.95
Wells Fargo Home Mortgage, Inc.                      5       846,557        1.02
--------------------------------------------------------------------------------
Total:                                             396   $83,212,906      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 7  of  7